UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2025
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QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01    Completion of Acquisition or Disposal of Assets.
On July 8, 2025 (the “Closing Date”), Quanterix Corporation, a Delaware corporation (the “Company” or “Quanterix”), completed the transactions contemplated by the Amended and Restated Agreement and Plan of Merger dated as of April 28, 2025 (the “Merger Agreement”), by and among the Company, Wellfleet Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Akoya Biosciences, Inc., a Delaware corporation (“Akoya”). On the Closing Date, Merger Sub merged with and into Akoya (the “Merger”), with Akoya surviving the Merger as a wholly owned subsidiary of the Company. The Merger was described in the Registration Statement on Form S-4 (File No. 333- 284932) filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 14, 2025, as amended by Post-Effective Amendments Nos. 1 and 2, filed on May 21, 2025 and June 6, 2025, respectively, and declared effective by the Commission on June 12, 2025 (as amended, the “Registration Statement”).
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.00001 per share, of Akoya outstanding immediately prior to the Effective Time (other than (x) shares held as of the Effective Time by the Company, Merger Sub, any direct or indirect wholly owned subsidiary of the Company or Akoya or by Akoya as treasury shares and (y) shares as to which a holder properly demanded appraisal and did not withdraw or lose such claim for appraisal) was converted into the right to receive the following consideration, which may be adjusted as described below: (a) 0.1461 of a fully paid and nonassessable share of common stock, par value $0.001 per share, of the Company (the shares so delivered in respect of each share of Akoya common stock, the “Per Share Stock Consideration”) and, if applicable, cash in lieu of fractional shares, subject to any applicable withholding and (b) $0.38 in cash, without interest (the “Per Share Cash Consideration”). Each of the Per Share Stock Consideration and the Per Share Cash Consideration may be adjusted up or down from $0.1461 and $0.38, respectively, pursuant to the provisions of the Merger Agreement that require an adjustment to such components in order to ensure that (i) the aggregate number of shares of common stock issued by the Company in connection with the transactions contemplated in the Merger Agreement does not exceed 19.99% of the issued and outstanding shares of common stock of the Company immediately prior to the Effective Time and (ii) the aggregate Per Share Cash Consideration paid by the Company in connection with the transactions contemplated in the Merger Agreement does not exceed $20,000,000.
The foregoing summary of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Directors
Pursuant to the terms of the Merger Agreement, on July 7, 2025, Sarah Hlavinka and Martin Madaus, Ph.D. notified the Company that they were resigning from the board of directors of Quanterix (the “Board”) and each committee of the Board on which they served, effective as of immediately prior to the Effective Time. Dr. Madaus had previously informed the Board on March 27, 2025 of his intention to resign from the Board no later than the date of the Company’s 2025 annual meeting of stockholders. The circumstances giving rise to Ms. Hlavinka’s and Dr. Madaus’s resignations are not the result of any disagreement with the Company on any subject, including its operations, policies or practices.
Appointment of New Directors
Pursuant to the terms of the Merger Agreement, immediately prior to the Effective Time, Akoya designated, and the Board appointed, each of Scott Mendel and Myla Lai-Goldman, MD (together, the “Akoya Board Designees”) to fill the two vacancies on the Board created by the resignations of Ms. Hlavinka and Dr. Madaus. Mr. Mendel was appointed to Class I, with a term expiring at the annual meeting of Quanterix to be held in 2027, and Dr. Lai-Goldman was appointed to Class II, with a term expiring at the annual meeting of Quanterix to be held in 2025, each to hold such office until their successor is elected and qualified or until their earlier resignation or removal. The Board will continue to have nine directors following the Closing Date.
In accordance with the Quanterix amended and restated non-employee director compensation policy (the “Policy”), each of the Akoya Board Designees will receive an equity award valued at $400,000 comprised of (i) 60% non-qualified stock options to purchase the Company’s common stock at an exercise price equal to the closing price of the common stock on July 8, 2025 and (ii) 40% restricted stock units (“RSUs”). The options vest over three years from the date of grant, with one-third vesting on the first anniversary and the remainder vesting over the following two years in 24 successive equal monthly installments. The RSUs vest over a three-year period, with one-third vesting on each of the first, second, and third anniversaries of the grant date. Each of the Akoya Board Designees will also receive annual compensation and annual equity awards as further provided in the Policy, which is filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and is incorporated herein by reference.
The Akoya Board Designees were each appointed to the Board pursuant to the terms of the Merger Agreement, which required that two directors of Quanterix resign immediately prior to the Effective Time and entitled Akoya to designate two directors to be appointed to fill the vacancies. Except as otherwise set forth herein, neither Akoya Board Designee has a direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K, and there is no arrangement or understanding between either Akoya Board Designee and any other person pursuant to which they were selected as directors.
Item 7.01    Regulation FD
On July 8, 2025, the Company issued a press release announcing the consummation of the Merger. A copy of the Company’s press release dated July 8, 2025 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information (including Exhibit 99.1) is being furnished under Item 7.01 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(a)Financial Statements of the Business Acquired.
The Company intends to file historical financial information of Akoya under cover of Form 8-K/A not later than 71 calendar days after the date that this Form 8-K is required to be filed.
(b)Pro Forma Financial Information.
The Company intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Form 8-K is required to be filed.
(d)Exhibits

Exhibit No.	Description
2.1*
Amended and Restated Agreement and Plan of Merger, dated April 28, 2025, by and among Quanterix Corporation, Wellfleet Merger Sub, Inc., and Akoya Biosciences, Inc. (incorporated herein by reference to the Company’s Current Report on Form 8-K filed on April 29, 2025)

99.1	Press Release dated July 8, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)
* Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2025	QUANTERIX CORPORATION

	By:	/s/ Vandana Sriram
	Name:	Vandana Sriram
	Title:	Chief Financial Officer